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                                                                   Exhibit 10.20

                         REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made by and among ZymeTx, Inc. (the "Company"), and the investors listed on Schedule I hereto (collectively, the "Investors" and each an "Investor"), each of whom has executed a signature page hereto.

                                    RECITALS

         A. The Investors desire to purchase from the Company, and the Company desires to issue and sell to the Investors up to an aggregate 40.25 Units (including the Units available to cover over-subscriptions, if any), each Unit consisting of 25,000 shares of the Company's Series C Convertible Preferred Stock, par value $.001 per share (the "Series C Preferred"), all upon the terms set forth in the Company's Confidential Private Placement Memorandum dated July 2, 1997 (the "Memorandum").

         B. To induce Investors to purchase Units, the Company has undertaken to register under the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "Securities Act"), the common stock, par value $.001 per share (the "Common Stock"), underlying the Series C Preferred contained in the Units to be purchased by the Investors. This Agreement sets forth the terms and conditions of such undertaking.

         C. In connection with the sale of units of Series A Convertible Preferred Stock (the "Series A Preferred") in 1996, the Company granted to the holders of the Series A Preferred registration rights similar to those set forth herein, which rights would take precedence over any rights granted hereunder in the event of a conflict between the two.

                                   AGREEMENTS

         The Company and the Investors covenant and agree as follows:

         1.      Definitions. For purposes of this Agreement:

                 (a) The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or statements or similar documents in compliance with the Securities Act and, when applicable, the rules and regulations promulgated thereunder, and the declaration or ordering of effectiveness of such registration statement or statements or similar document by the Securities and Exchange Commission (the "SEC");

                 (b) The term "Registrable Securities" means (i) the Common Stock underlying the Series C Preferred contained in the Units purchased by the Investors; and (ii) any Common Stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, such Common Stock, excluding in all cases, however, any Registrable Securities sold by an Investor in a transaction in which its registration rights under this Agreement are not assigned; and

                 (c) Capitalized terms not defined herein shall have the meanings set forth in the Memorandum.

         2.      Registration.

                 (a) In the event that the Company completes an initial public offering of its securities prior to the second anniversary of the closing of the Offering, the Company shall give notice in writing to such effect to the Holders, as such term is defined below, within 30 days after the effective date of the registration statement filed with respect thereto and will effect the registration under the Securities Act of all Registrable Securities not later than 180 days after the closing date of such initial public offering; provided, however, that a holder of Registrable Securities (collectively, the "Holders" and each a "Holder") may inform the Company in writing within 10 days after the receipt of notice from the Company of the initial public offering that such Holder wishes to exclude all or a portion of its Registrable Securities from such registration.

                 (b) In the event that the Company has not filed a registration statement under the Securities Act prior to the third anniversary of the closing date of the Offering, the Company shall, upon the request of the Holders of a majority in interest of the Registrable Securities, effect the registration under the Securities Act of all Registrable Securities not later than 90 days after receipt of such request. Any such request shall include a statement of such Holder's intended method of distribution. The Company shall send prompt written notice to all Holders of any request for registration received hereunder and each such Holder shall have the right to include its Registrable Securities therein by so requesting in writing within 15 days after receipt of such notice from the Company. Any Holder not electing to include its Registrable Securities in such registration will have no further rights to have such Registrable Securities registered by the Company. The Company shall be entitled to postpone for a reasonable period of time, not to exceed 90 days, after receipt of a request hereunder to file a Registration Statement, the filing of any Registration Statement otherwise required to be prepared and filed by it if, at the time it receives a request for registration, the Company determines, in its reasonable judgment, that such registration and offering would materially interfere with any material transaction involving the Company or any of its affiliates (as defined in Rule 405 of the Securities Act) and promptly gives the Holders of Registrable Securities written notice of such determination.

                 (c) If at any time the Company shall propose to file a registration statement under the Securities Act in connection with the proposed offer and sale by it of any of its equity securities (other than a registration statement on a form, such as Form S-4 or Form S-8, that does not permit the inclusion of shares by its security holders), the Company will give notice in writing to such effect to the Holders at least 30 days prior to such filing, and, at the written request of any such Holder made within 10 days after the receipt of such notice, will include therein at the Company's cost and expense (except for the fees and expenses of counsel to such Holders and underwriting discounts, commissions and filing fees attributable to the Registrable Securities included in such registration statement), such of the Registrable Securities as the Holders thereof so request. Notwithstanding the foregoing:
(i) if the offering being registered by the Company is underwritten, and if in the good faith judgment of the representative of the underwriters of such offering, the inclusion therein of all or any of such Registrable Securities would reduce the number of shares to be offered by the Company, the number of Registrable Securities otherwise to be included in the underwritten public offering may be reduced pro rata among the Holders thereof requesting such registration and any other selling security holders having piggyback registration rights; and (ii) if a registration statement is filed by the Company by reason of a demand registration request made by the holders of other securities, then the underwriter of such offering shall not reduce the number of shares being offered by the holders of such other securities seeking such registration by reason of the inclusion of any Registrable Securities in such offering pursuant to the rights granted to the Holders by this Section 2(c).

                 (d) To the extent the holders of Series A Preferred have not already done so, the Holders of a majority in interest of the Registrable Securities shall have the right to select the managing underwriters, if any, for any registration effected pursuant to Section 2(a) or 2(b) hereof, subject to the approval of the Company, which shall not be unreasonably withheld.

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                 (e)      The Company is obligated to effect only one
registration pursuant to Section 2(b) of this Agreement.

                 (f) In the event that the Company fails to fulfill its registration responsibilities pursuant to Section 2(a), (b) or (c) hereof, the Company agrees to repurchase the Registrable Securities from the Holders thereof at the Fair Market Value (as defined below) of such Securities, to the extent that the Company shall have funds legally available therefor. To the extent that the Company shall not have funds legally available to repurchase such Registrable Securities, the Holders thereof shall have the right to elect a majority of the Board of Directors of the Company, to the extent the holders of Series A Preferred who are similarly entitled have not already done so. The Fair Market Value of the Registrable Securities shall be the sum of (i) the appraised value thereof calculated by each of two independent appraisal firms selected by Spencer Trask Securities Incorporated (ii) divided by two.

         3. Obligation of the Company. When required under this Agreement to effect the registration of the Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                 (a)      In the case of a registration effected pursuant to
Section 2(a) or 2(b) hereof, prepare and file with the SEC as soon as reasonably practicable, a registration statement or similar documents (the "Registration Statement") with respect to, in the case of Section 2(a), all Registrable Securities and, in the case of Section 2(b), all Registrable Securities requested to be registered by the Holders thereof, other than any Registrable Securities excluded by Holders pursuant to Section 2(a) hereof, use its best efforts to cause such Registration Statement to become effective not later than 45 days after the date of its initial filing, and keep the Registration Statement effective for the longer of (i) a period of 120 days or
(ii) until the third anniversary of the closing of the Offering. The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. Notwithstanding the foregoing or anything to the contrary contained herein: (A) the Company shall not be required to undergo an audit other than in the ordinary course of business; and
(B) the Company may defer any demand for registration for up to 90 days for valid business reasons.

                 (b) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective for the period required under Section 3(a) hereof in the case of a registration effected pursuant to Section 2(a) hereof and, in the case of a registration effected pursuant to Section 2(b) hereof, for a period of 120 days or until the underwriter and the Holders have completed the distribution described in the registration statement, whichever first occurs, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement.

                 (c) Furnish promptly to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto, in conformity with the requirements of the Securities Act, and such other documents as the Holders may reasonably request in writing in order to facilitate the disposition of Registrable Securities.

                 (d) Use its best efforts to register and qualify the securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, and to prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements and to take such other actions as may be





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necessary to maintain such registration and qualification in effect at all times required hereunder and to take all other actions necessary or advisable to enable the disposition of such securities in such jurisdictions, provided that the Company shall not be required in connection therewith or as a condition thereto (i) to qualify to do business or (ii) to provide any undertaking or make any change in its charter or bylaws which the Board of Director determines to be contrary to the best interests of the Company and it stockholders.

                 (e) In the event the Holders of a majority in interest of the Registrable Securities select underwriters for the offering pursuant to
Section 2(d) hereof, enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering. The Holders hereby agree to enter into and perform their customary obligations under any such agreement including, without limitation, customary indemnification and contribution obligations.

                 (f) Notify the Holders, at any time when a prospectus relating to Registrable Securities covered by the Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The Company shall promptly amend or supplement the Registration Statement to correct any such untrue statement or omission.

                 (g) Notify the Holders of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

                 (h) To the extent the holders of Series A Preferred have not already done so, permit a single firm of counsel designated as selling stockholders' counsel by the Holders of a majority in interest of the Registrable Securities to review the Registration Statement and all amendments and supplements thereto for a reasonable period of time prior to their filing, and shall not file any document in a form to which such counsel reasonably objects.

                 (i) Make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering the 12-month period beginning not later than the first day of the Company's next fiscal quarter following the effective date of the Registration Statement.

                 (j) At the request of the Holders, furnish on the date that Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement (i) an opinion addressed to the underwriters, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwrites and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

                 (k) Make available for inspection by the Holders, any underwriters participating in the offering pursuant to the registration and the counsel, accountants or other agents retained by the





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Holders or any such underwriter, all pertinent financial and other records, corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by the Holders or any such underwriters in connection with the registration.

                 (l) If the Common Stock is listed on a national securities exchange, use its best efforts to cause the Registrable Securities to be listed on such exchange. If the Common Stock is not listed on a national securities exchange, use its best efforts to facilitate the quotation of the Registrable Securities on The Nasdaq Stock Market, Inc.

                 (m) Provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

                 (n) Take all actions reasonably necessary to facilitate the timely preparation and delivery of certificates (not bearing any legend restricting the sale or transfer of such securities) representing the Registrable Securities to be sold pursuant to the Registration Statement and to enable such certificates to be in such denominations and registered in such names as the Holders or any underwriters may reasonably request.

                 (o) Take all other reasonable actions necessary to expedite and facilitate the registration of the Registrable Securities pursuant to the Registration Statement.

         4. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to each Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

         5. Expenses of Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3 hereof, including, without limitation, all registration, listing, filing and qualification fees, printers and accounting fees, the fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one firm of counsel for the Holders shall be borne by the Company.

         6. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                 (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the directors, if any, of such Holder, the officers, if any, of such Holder who sign the Registration Statement, each person, if any, who controls such Holder, any underwriter (as defined in the Securities Act) for the Holders and each person, if any, who controls any such underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934 (the "Exchange Act"), against, and pay or reimburse any such persons for, any losses, claims, damages, expenses or liabilities (joint or several) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation") (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereof, (ii) the





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
omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or (iii) any Violation or alleged Violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated thereunder, and the Company will reimburse the Holders and each such underwriter or controlling persons, promptly as such expenses are incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the indemnity agreement contained in this Section 6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Holders, directors or officers of the Holders or any such underwriter or controlling person, as the case may be. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holders or any such underwriter or controlling person or the Company and shall survive the transfer of the Registrable Securities by Holders.

                 (b) To the extent permitted by law, each Holder whose Registrable Securities are included in a Registration Statement, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such holder or underwriter, against, and pay or reimburse any of such persons for, any losses, claims, damages or liabilities (joint or several) to which any of them may become subject, under the Securities Act, the Exchange Act or any state securities law or any rule or regulation promulgated thereunder, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and such Holder will reimburse any legal or other expense reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder, which consent shall not be unreasonably withheld, conditioned or delayed.

                 (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, proceeding or investigation, such indemnified party, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, will notify the indemnifying party of the commencement thereof, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 6 unless the indemnifying party has been substantially prejudiced by such omission. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party, to assume the defense thereof subject to the provisions herein stated, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assure the defense thereof, then notwithstanding anything to the contrary contained herein, the indemnifying party will not be liable under this
Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. The indemnified party





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will have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel will not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party. No settlement of any action against an indemnified party will be made without the consent of the indemnifying party and the indemnified party, which consent shall not be unreasonably withheld or delayed in light of all factors of importance to such party and no indemnifying party shall be liable to indemnify any person for any settlement of any such claim effected without such indemnifying party's consent.

                 (d) To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under this Section 6 to the extent permitted by law, provided that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in this Section 6, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the next amount of proceeds received by such seller from the sale of such Registrable Securities.

         7. Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act or any other rule or regulation of the SEC that may at anytime permit the Holders to sell securities of the Company to the public without registration, the Company agrees to:

                 (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times for 90 days after the date the first registration statement by the Company under Section 2 of this agreement is declared effective of the offering of its securities to the general public;

                 (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                 (c) furnish to each Holder, so long as such Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time for 90 days after the effective date of the first registration statement filed by the Company under Section 2 of this Agreement), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such information as may be reasonably requested in availing the Holders of any rule or regulation of the SEC which permits the selling of any such securities without registration.

         8. Assignment of Registration Rights. The rights to have the Company register Registrable Securities pursuant to this Agreement may be assigned by the Holders to transferees or assignees of such securities; provided, however, that the Company must be, within a reasonable time after such transfers, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and, provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. The term "Holders" as used in this agreement shall include permitted assignees.





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         9.      Miscellaneous.

                 (a) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be received when personally delivered or sent by overnight courier or registered mail, return receipt requested, addressed (i) if to the Company, at ZymeTx, Inc., 800 Research Parkway, Suite 100, Oklahoma City, Oklahoma 73104, Attention: President; and
(ii) if to a Holder, at the address set forth under its name on the signature page hereto, or at such other address as each party furnishes by notice given in accordance with this Section 9(a).

                 (b) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, will not operate as a waiver thereof. No waiver will be effective unless and until it is in writing and signed by the party giving the waiver.

                 (c) This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York, as such laws are applied by New York courts to agreements entered into and to be performed in New York by and between residents of New York. In the event that any provision of this agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with any such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

                 (d) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by the Company and the Holders of a majority interest of the Registrable Securities.





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                                 SIGNATURE PAGE

         IN WITNESS WHEREOF, the undersigned has executed this Registration Rights Agreement this _____________ day of ____________________________, 1997.


If the Holder is an INDIVIDUAL:



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Print Name



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Signature of Purchaser



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Address


If the Holder is a PARTNERSHIP, CORPORATION OR TRUST:



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Name of Partnership, Corporation or
Trust

By:
   ------------------------------------------------
Name:
Title:


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Address

ACCEPTED AND AGREED to this
          day of                     , 1997
---------        --------------------


ZYMETX, INC.


By:
   ------------------------------------------------
Name:
Title:





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